LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2008

The Board of Directors of Lazard Retirement Series, Inc. has approved the following change to the Prospectus. The following information replaces any contrary information contained in the Prospectus:

FUND MANAGEMENT

Portfolio Management

Retirement U.S. Small Cap Equity Portfolio—Daniel Breslin (since May 2007), Michael DeBernardis (since September 2007) and Andrew D. Lacey* (since May 2003)

* As a Deputy Chairman of the Investment Manager, Mr. Lacey is ultimately responsible for overseeing this

Portfolio.

January 20, 2009